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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Preferred Credit Corporation:

  We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.

                                          /s/     KPMG Peat Marwick LLP
                                          -------------------------------------
                                                  KPMG Peat Marwick LLP

Orange County, California
June 24, 1997